Exhibit 99.4

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma combined balance sheet as of June 30, 2025 and the unaudited pro forma combined statement of income for the six months ended June 30, 2025 and the year ended December 31, 2024, are based on the historical financial statements of Franklin BSP Realty Trust, Inc. (“FBRT”) and NewPoint Holdings JV LLC (“NewPoint”) after giving effect to the purchase of all of the issued and outstanding membership interests of NewPoint by FBRT OP LLC, a consolidated subsidiary of FBRT, as contemplated by the Purchase and Sale agreement, dated as of March 9, 2025 (the “Transaction”). For purposes of presenting the pro forma financial information, the unaudited pro forma combined balance sheet as of June 30, 2025 assumes the Transaction had closed at the balance sheet date and for the unaudited pro forma combined statements of income, the Transaction is assumed to have occurred as of the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting for business combinations pursuant to the provisions of Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”), with FBRT considered the acquirer of NewPoint for accounting purposes. Accordingly, consideration given by FBRT to complete the transaction will be allocated to the assets and liabilities of NewPoint based upon their estimated fair values as of the date of the Transaction. As of the date of this Form 8-K/A, FBRT has not completed the detailed valuation studies necessary to arrive at the required estimates of the fair value of the NewPoint assets to be acquired and the liabilities to be assumed and the related allocations of consideration.

The unaudited pro forma combined financial statements are based upon available information, preliminary estimates, and certain assumptions that FBRT believes are reasonable in the circumstances, as set forth in the notes to the unaudited pro forma combined financial statements.The unaudited pro forma combined financial statements are presented for informational purposes only and are not necessarily indicative of the future financial position or results of operations of the combined company after the Transaction or the combined financial position or the results of operations that would have been realized had the acquisition been consummated during the period or as of the dates for which the unaudited pro forma combined financial statements are presented.

These unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with (i) the unaudited consolidated financial statements of each of FBRT and NewPoint for the quarterly period ended June 30, 2025 contained in their respective Quarterly Reports on Form 10-Q for the fiscal quarter ended June 30, 2025 and (ii) the audited consolidated financial statements of each of FBRT and NewPoint contained in their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2024, all of which are incorporated by reference into this proxy statement/prospectus.

Pro forma adjustments are included only to the extent they are (i) directly attributable to the acquisition, (ii) factually supportable and (iii) with respect to the unaudited pro forma condensed combined statements of income, expected to have a continuing impact on the combined results. FBRT expects to incur significant costs associated with integrating the operations of FBRT and NewPoint. The unaudited pro forma condensed combined financial statements do not reflect the costs of any integration activities or benefits that may result from realization of future cost savings from operating efficiencies or revenue synergies expected to result from the merger.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AT JUNE 30, 2025

(In thousands, except for per share amounts)

			Pro Forma Adjustments
	Franklin BSP Realty Trust, Inc. Historical as Reclassified (Note 1)	NewPoint Holdings JV LLC Historical as Reclassified (Note 2)	Purchase Accounting Adjustments (Note 4)		Accounting Policy Alignment Adjustments (Note 5)	Pro Forma Combined
Assets
Cash and cash equivalents	$414,085	$21,357	$(336,965)	(a)	$-	$98,477
Restricted cash	8,695	14,205	-		-	22,900
Restricted investment securities	-	17,843	-		-	17,843
Commercial mortgage loans, held for investment, net	4,482,201	-	-		-	4,482,201
Commercial mortgage loans, held for sale, measured at fair value	17,150	422,011	-		-	439,161
Real estate securities, available for sale, measured at fair value	83,361	-	-		-	83,361
Mortgage servicing rights, net	-	217,470			-	217,470
Derivative Assets	-	4,268			-	4,268
Receivable for loan repayment	171,775	-	-		-	171,775
Accrued interest receivable	35,830	4,474	-		-	40,304
Prepaid expenses and other assets	23,155	29,429	1,149	(h)	-	53,733
Intangible assets, net of amortization	38,394	54,218	27,782	(e)	-	120,394
Goodwill	-	11,818	67,062	(b)	-	78,880
Real estate owned, net of depreciation	111,839	-	-		-	111,839
Real estate owned, held for sale	220,357	-	-		-	220,357
Loan repurchase option asset	-	13,197	-		-	13,197
Equity method investments	23,376	47,614	-		-	70,990
Total Assets	$5,630,218	$857,904	$(240,972)		$-	$6,247,150
Liabilities
Collateralized loan obligations	3,043,604	-	-		-	3,043,604
Repurchase agreements - commercial mortgage loans	573,093	413,797	-		-	986,890
Repurchase agreements - real estate securities	128,890	-	-		-	128,890
Mortgage note payable	23,998	-	-		-	23,998
Other financing and loan participation - commercial mortgage loans	12,865	-	-		-	12,865
Unsecured Debt	184,934	-	-		-	184,934
Allowance for loss sharing	-	23,586	-		-	23,586
Derivative instruments, measured at fair value	350	-	-		-	350
Loan repurchase option liability	-	13,197	-		-	13,197
Accrued compensation	-	30,650	-		-	30,650
Interest payable	12,378	1,154	-		-	13,532
Distributions payable	36,456	-	-		-	36,456
Accounts payable and accrued expenses	14,310	8,043	4,232	(f)	-	26,585
Due to affiliates	13,074	10,586	-		-	23,660
Other liabilities	880	25,577	(562)	(g)		25,895
Total Liabilities	4,044,832	526,590	3,670		-	4,575,092
Redeemable convertible preferred stock Series H	89,748	-	-		-	89,748
Equity
Preferred Stock Series E	258,742	-	-		-	258,742
Common Stock	822	-	-		-	822
Additional paid-in capital	1,603,162	-			-	1,603,162
Accumulated other comprehensive income (loss)	(296)	-	-		-	(296)
Accumulated deficit	(373,710)	331,314	(335,546)	(d), (f)	-	(377,942)
Total stockholders' equity	1,488,720	331,314	(335,546)		-	1,484,488
Noncontrolling Interest	6,918	-	90,904	(c)	-	97,822
Total Equity	1,495,638	331,314	(244,643)		-	1,582,310
Total liabilities, convertible preferred stock and equity	5,630,218	857,904	(240,972)		-	6,247,150

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2025

(In thousands, except for per share amounts)

	Historical
	Franklin BSP Realty Trust, Inc. Historical as Reclassified (Note 1)	NewPoint Holdings JV LLC, Historical as Reclassified (Note 2)	Purchase Accounting Adjustments ( Note 4)		Accounting Policy Alignment Adjustments (Note 5)		Pro Forma Combined
Income
Interest income	$225,079	$6,260	$-		$-		$231,339
Less: Interest expense	140,806	5,989	-		-		146,795
Net interest income	84,273	271	-		-		84,544
Gain/(loss) on sales, including fee-based services, net	5,303	24,944	-		-		30,247
Mortgage Servicing rights	-	16,218			-		16,218
Servicing Revenue	-	36,442	-		(13,039)	(o)	23,403
Gain/(loss) on derivatives	(335)						(335)
Revenue from real estate owned	15,133	-	-		-		15,133
Total income	104,374	77,875	-		(13,039)		169,210
Expenses
Asset management and subordinated performance fee	12,092	-	-		-		12,092
Acquisition expenses	474	-	-		-		474
Administrative services expenses	7,232	-	-		-		7,232
Compensation and benefits	-	41,387	-		-		41,387
Professional fees	11,274	6,487	-		-		17,761
Share-based compensation	4,562	-	-		-		4,562
Depreciation and amortization	2,761	1,378	(552)	(j)	-		3,587
Other expenses	21,505	6,500	-		-		28,005
Total expenses	59,900	55,752	(552)		-		115,100
Other income/(loss)
(Provision)/benefit for credit losses	3,385	(5,606)	-		6,672	(n)	4,451
Realized gain/(loss) on real estate securities, available for sale	113	-	-		-		113
Loss/(income) from equity method investments	181	(973)					(792)
Unrealized gain/(loss) on other real estate investments, measured at fair value	452	-					452
Total other income/(loss)	4,131	(6,579)	-		6,672		4,224
Income/(loss) before taxes	48,605	15,544	552		(6,367)		58,334
(Provision)/benefit for income tax	(516)	-	(1,493)	(l)	2,738	(p)	730
Net income/(loss)	$48,089	$15,544	$(941)		$(3,629)		$59,064
Net (income)/loss attributable to non-controlling interest	(830)	-	(5,348)	(m)	-		(6,178)
Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.	47,259	15,544	(6,289)		(3,629)		52,886
Less: Preferred stock dividends	13,496	-	-		-		13,496
Net income/(loss) attributable to common stock	33,763	15,544	(6,289)		(3,629)		39,390

Basic earnings per share	0.40						0.47
Diluted earnings per share	0.40						0.47
Basic weighted average shares outstanding	82,117,897						82,117,897
Diluted weighted average shares outstanding	82,117,897						82,117,897

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

(In thousands, except for per share amounts)

	Historical
	Franklin BSP Realty Trust, Inc. Historical as Reclassified (Note 1)	NewPoint Holdings JV LLC, Historical as Reclassified (Note 2)	Purchase Accounting Adjustments ( Note 4)		Accounting Policy Alignment Adjustments (Note 5)		Pro Forma Combined
Income
Interest income	$526,076	$12,395	$-		$-		$538,471
Less: Interest expense	338,471	14,011	-		-		352,482
Net interest income	187,605	(1,616)	-		-		185,989
Gain/(loss) on sales, including fee-based services, net	13,125	43,504	-		-		56,629
Mortgage servicing rights	-	35,522	-		-		35,522
Servicing Revenue	-	51,827	-		(6,220)	(o)	45,607
Gain/(loss) on derivatives	(211)	-	-		-		(211)
Revenue from real estate owned	22,849	-	-		-		22,849
Total income	223,368	129,237	-		(6,220)		346,385
Expenses
Asset management and subordinated performance fee	25,958	-	-		-		25,958
Acquisition expenses	996	-	4,232	(k)	-		5,228
Administrative services expenses	9,707	-	-		-		9,707
Compensation and benefits	-	97,966	-		-		97,966
Professional fees	14,508	7,475	-		-		21,983
Share-based compensation	8,173	-	-		-		8,173
Depreciation and amortization	5,630	2,435	4,477	(j)	-		12,542
Other expenses	21,472	13,191	-		-		34,663
Total expenses	86,444	121,067	8,709		-		216,220
Other income/(loss)
(Provision)/benefit for credit losses	(35,699)	(6,596)	-		1,764	(n)	(40,531)
Realized gain/(loss) on real estate securities, available for sale	143	-	-		-		143
Realized gain/(loss) on sale of commercial mortgage loans, held for investment	138	-	-		-		138
Gain/(loss) on other real estate investments	(7,983)	-	-		-		(7,983)
Gain/(loss) on equity method investments	-	2,981	-		-		2,981
Total other income/(loss)	(43,401)	(3,615)	-		1,764		(45,252)
Income/(loss) before taxes	93,523	4,555	(8,709)		(4,456)		84,913
(Provision)/benefit for income tax	(1,120)	-	1,425	(l)	1,306	(p)	1,611
Net income/(loss)	$92,403	$4,555	$(7,284)		$(3,150)		$86,524
Net (income)/loss attributable to non-controlling interest	3,475	-	(8,270)	(m)	-		(4,795)
Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.	95,878	4,555	(15,554)		(3,150)		81,729
Less: Preferred stock dividends	26,993	-	-		-		26,993
Net income/(loss) attributable to common stock	68,885	4,555	(15,554)		(3,150)		54,736

Basic earnings per share	0.82						0.65
Diluted earnings per share	0.82						0.65
Basic weighted average shares outstanding	81,846,170						81,846,170
Diluted weighted average shares outstanding	81,846,170						81,846,170

Note 1. FBRT Reclassifications

In certain circumstances, reclassifications have been made to prior period information to conform to the current presentation. Such reclassifications had no effect on previously reported shareholders’ equity or net income. Refer to “Note 1. Business and Basis of Presentation” for additional discussion regarding reclassifications.

Note 2. NewPoint Reclassifications

The unaudited pro forma financial information has been compiled in a manner consistent with the accounting policies utilized by FBRT. Certain balances from the consolidated financial statements of NewPoint were reclassified to conform its presentation to that of FBRT. (amounts in thousands):

Presented below are the adjustments made to NewPoint’s Balance Sheet as of June 30, 2025 in order to conform with the expected combined company presentation:

	NewPoint Historical	Reclassification adjustments		NewPoint Historical, as Reclassified
Assets
Cash and cash equivalents	$21,357			21,357
Restricted cash	14,205			14,205
Restricted investment securities	17,843			17,843
Mortgage loans held-for-sale, at fair value	422,011			422,011
Mortgage servicing rights, measured at fair value	217,470			217,470
Derivative assets, at fair value	4,268			4,268
Operating lease right of use assets	8,118	(8,118)	(a)	-
Equity method investments	47,614			47,614
		4,474	(b)	4,474
Due from affiliates	3,911			3,911
Other assets	21,874	3,644	(a), (b)	25,518
Agency licenses intangible asset	50,765			50,765
Other intangible assets	3,453			3,453
Goodwill	11,818			11,818
Loan repurchase option asset	13,197			13,197
Total assets	$857,904	$-		$857,904
Liabilities and Members' equity
Liabilities
Warehouse lines of credit	$413,797			413,797
Allowance for loss sharing	23,586			23,586
Accrued compensation	30,650			30,650
Operating lease liabilities	12,075	(12,075)	(c)	-
Loan repurchase option liability	13,197			13,197
		1,154	(c)	1,154
		8,043	(c)	8,043
Due to affiliate	10,586			10,586
Other liabilities	22,699	2,878	(c), (d)	25,577
Total liabilities	526,590	-		526,590
Member's Equity
Class A	221,552
Class C (authorized, issued and outstanding 111,700 shares)	12,495
Retained earnings	97,267
Total Members' Equity	331,314			331,314
Total liabilities and stockholders' equity	$857,904	$-		$857,904

Presented below are the adjustments made to NewPoint’s Income Statement for the six months ended June 30, 2025 in order to conform with the expected combined company presentation:

	NewPoint Historical	Reclassification adjustments		NewPoint Historical, as Reclassified
Revenue:
Servicing fees, net	$15,078	$18,780	(a), (b)	$33,858
Servicing fees from related parties	2,584			2,584
Gains from mortgage banking activities	41,225	(16,281)	(b)	24,944
		16,218	(b)	16,218
Interest income	25,365	(19,105)	(a), (b)	6,260
Change in fair value of mortgage servicing rights	(388)	388	(a)	-
Mortgage banking revenue	83,864	-		83,864
Expenses
Compensation and benefits	41,279	108	(d)	41,387
Interest expense	5,834	155	(c)	5,989
Provision for loss sharing	5,606			5,606
Professional fees	2,227	4,260	(c), (d)	6,487
Related Party expenses	1,348	(1,348)	(c)	-
General and administrative expenses	11,053	(11,053)	(c)	-
		1,378	(c)	1,378
		6,500	(c)	6,500
Total expenses	67,347	-		67,347
Other income/(loss):
Equity earnings from unconsolidated investees	(973)			(973)
	(973)	-		(973)
Net Income	$15,544	-		$15,544

Presented below are the adjustments made to NewPoint’s Income Statement for the year ended December 31, 2024 in order to conform with the expected combined company presentation:

	NewPoint Historical	Reclassification adjustments		NewPoint Historical, as Reclassified
Revenue:
Servicing fees, net	$30,639	$15,977	(a)	$46,616
Servicing fees from related parties	5,211			5,211
Gains from mortgage banking activities	79,000	(35,496)	(b)	43,504
		35,522	(b)	35,522
Interest income	56,181	(43,786)	(a), (b)	12,395
Change in fair value of mortgage servicing rights	(27,783)	27,783	(a)	-
Mortgage banking revenue	143,248	-		143,248
Expenses
Compensation and benefits	97,750	216	(d)	97,966
Interest expense	13,572	439	(c)	14,011
Provision for loss sharing	6,596			6,596
Professional fees	4,486	2,989	(c), (d)	7,475
Related party expenses	2,647	(2,647)	(c)	-
General and administrative expenses	16,623	(16,623)	(c)	-
	-	2,435	(c)	2,435
	-	13,191	(c)	13,191
Total expenses	141,674	-		141,674
Other income/(loss):
Equity earnings from unconsolidated investees	2,981			2,981
Total other income (loss)	2,981	-		2,981
Net Income	$4,555	$-		$4,555

Reclassification adjustments have been made to the historical presentation of NewPoint to conform to the financial statement presentation of FBRT for the unaudited pro forma combined balance sheet as of June 30, 2025. Refer to the notes below for further details on the reclassification adjustments.

(a)	Reflects the reclassification of the entire amount of NewPoint's "Operating lease right of use assets" ($8,118) to FBRT's classification of "Prepaid expenses and other assets"

(b)	Reflects the reclassification of $4,474 from NewPoint's "Other assets" to FBRT's "Accrued interest receivable". Additionally, the FSLI caption "Other assets" for NewPoint was modified to align with FBRT's caption, "Prepaid expenses and other assets"

(c)	Reflects the reclassification of $9,917 of NewPoint's "Other liabilities" to FBRT's classification of "Accounts payable and accrued expenses " ($8,043) and "Interest payable" ($1,154).

(d)	Reflects the reclassification of the entire amount of NewPoint's "Operating lease liabilities" ($12,075) to FBRT's classification of "Other liabilities".

Reclassification adjustments have been made to the historical presentation of NewPoint to conform to the financial statement presentation of FBRT for the unaudited pro forma combined statement of income for the six months ended June 30, 2025. Refer to the notes below for further details on the reclassification adjustments.

(a)	Reflects the reclassification of $19,094 from NewPoint's "Interest Income" and the entire "Change in fair value of mortgage servicing rights" ($338) balance to FBRT's classification of "Servicing Revenue". The FSLI caption for NewPoint was adjusted to conform with the FBRT title.

(b)	Reflects the reclassification of $16,218 from NewPoint's "Gain from mortgage banking activities" to FBRT's "Mortgage servicing rights" ($16,218). Additionally, $10,881 of NewPoint's "Interest Income," with a credit balance and $74 of NewPoint's "Servicing Fees, net" with a debit balance was reclassified into FBRT's "Gain/(loss) on sales, including fee-based services, net." The FSLI caption for NewPoint was adjusted to conform with the FBRT title.

(c)	Reflects the reclassification of the entire amount of NewPoint's "General administrative expenses" ($11,053) and the entire amount of NewPoint's "Related Party Expenses" ($1,348) to FBRT's classification of "Interest expense" ($155), "Depreciation and amortization" ($1,378), "Other expenses" ($6,500), and "Professional Fees" ($4,368).

(d)	Reflects the reclassification of $108 from NewPoint's "Professional Fees" to FBRT's "Compensation and benefits" expense.

Reclassification adjustments have been made to the historical presentation of NewPoint to conform to the financial statement presentation of FBRT for the unaudited pro forma combined statement of income for the year ended December 31, 2024. Refer to the notes below for further details on the reclassification adjustments.

(a)	Reflects the reclassification of $43,760 from NewPoint's "Interest Income" and the entire "Change in fair value of mortgage servicing rights" ($27,783) balance to FBRT's classification of "Servicing Revenue". The FSLI caption for NewPoint was adjusted to conform with the FBRT title.

(b)	Reflects the reclassification of $35,522 from NewPoint's "Gain from mortgage banking activities" to FBRT's "Mortgage servicing rights". Additionally, $26 of NewPoint's "Interest Income" was reclassified into FBRT's "Gain/(loss) on sales, including fee-based services, net." The FSLI caption for NewPoint was adjusted to conform with the FBRT title.

(c)	Reflects the reclassification of the entire amount of NewPoint's "General administrative expenses" ($16,623) and the entire amount of NewPoint's "Related party expenses" ($2,647) to FBRT's classification of "Interest expense" ($439), "Depreciation and amortization" ($2,435), "Other expenses" ($13,191), and "Professional Fees" ($3,205).

(d)	Reflects the reclassification of $216 from NewPoint's "Professional Fees" to FBRT's "Compensation and benefits" expense.

Note 3. Preliminary Purchase Price

Estimated Preliminary Purchase Price

The unaudited pro forma condensed combined financial statements reflect an estimated preliminary purchase price of approximately $427.9 million. The calculation of the estimated preliminary purchase price related to the NewPoint Transaction is as follows:

(In Thousands)	Amount
Base Purchase Price (1)	$336,965
Equity Consideration (2)	90,904
Total Purchase Price	$427,869

(1)	Cash consideration, which is subject to possible post-closing adjustments.

(2)	The 8,385,951 OP Units were priced at $10.84 per share on July 1, 2025.

The final determination of the purchase price is expected to be completed within 90 days post closing of the Transaction pursuant to the Acquisition Agreement. The allocation of the final purchase price will be completed no later than twelve months following the Acquisition Date. These final allocations will be made after certain valuation and other analyses have been completed.

Note 4. Summary of Purchase Accounting Pro Forma Adjustments

Adjustments to the Unaudited Pro Forma Combined Balance Sheet

(a)	Consideration to sellers (note amounts going to sellers will impact goodwill)

(b)	Reflects the recognition of goodwill resulting from the transaction.

(c)	Equity Consideration to Sellers

(d)	Eliminate NewPoint equity

(e)	Reflects the adjustment to remove NewPoint’s historical intangible assets and to recognize the estimated fair value of the acquired NewPoint intangible assets.

(f)	To record FBRT’s estimated remaining transaction-related costs.

(g)	Reflects the adjustment to revalue the operating lease liability.

(h)	Reflects the adjustment to revalue the right of use asset.

Adjustements to the Unaudited Pro Forma Combined Income Statement

(j)	To record the pro forma amortization expense on finite-lived intangibles assets.

(k)	Record non-recurring Transaction-related costs incurred by FBRT.

(l)	Reflects the tax expense for NewPoint and the tax impact on the purchase accounting pro forma adjustments.

(m)	Reflects the reclassification of the OP units as non-controlling interest.

Note 5. Summary of Accounting Policy Alignment Pro Forma Adjustments

(n)

FBRT determines the general allowance for credit losses reserve by incorporating detailed loan-specific characteristics, including loan-to-value (LTV) ratio, vintage year, loan term, property type, occupancy, and geographic location. The evaluation also considers the financial performance of the borrower, expected payments of principal and interest, as well as qualitative factors, utilizing both internal or external information. This approach incorporates past events, current conditions, and forward-looking information through the use of projected macroeconomic scenarios over reasonable and supportable forecasts.

This adjustment reflects the alignment of NewPoint's credit loss estimation methodology with that of FBRT’s methodology, thereby aligning with FBRT's broader credit risk framework and strategic objectives.

(o)	FBRT recognizes Mortgage Servicing Rights (MSRs) using the amortization method, under which MSRs are initially recorded at cost and subsequently amortized over the period of estimated net servicing income. Because NewPoint's accounting policy is to utilize the fair value method, whereby MSRs are measured at fair value with changes in value reported in Servicing Revenue, this adjustment reflects the net change in the amount of Servicing Revenue and Mortgage Servicing Rights Income during the period to conform NewPoint's accounting policy to that of FBRT.

(p)	Reflects the tax expense related to the accounting policy alignment pro forma adjustments.